UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 25, 2012


                               OROFINO GOLD CORP.
             (Exact name of registrant as specified in its charter)

           Nevada                    333-152356                   98-0453936
      (State or other               (Commission                 (IRS Employer
Jurisdiction of Incorporation)      File Number)             Identification No.)

          93-B342 Xinliu Street
           Zhong Shan District
          Dalian 116001, China
(Address of Principal Executive Offices)                          (Zip Code)

    Registrant's telephone number, including area code: 011 86 411 82 72 6933

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On June 25, 2012, Salvador Rivero Cortina resigned as a director of Orofino Gold Corp. (the "Registrant") effective immediately. Mr. Rivero did not provide a reason for his resignation. As a result of this action, the Board of Directors of the Registrant is currently composed of Mr. Ning Shi Ling and Dr. Hans Bocker. Mr. Ning Shi Ling also serves as the President and Chief Executive Officer of the Registrant. Mr. Bocker is an independent director and holds no other position with the Registrant.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1  Resignation Letter of Mr. Salvador Rivero Cortina

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orofino Gold Corp.


By: /s/ Ning Shi Long
   -------------------------------------
   Ning Shi Long,
   President and Chief Executive Officer


Dated: August 16, 2012


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